AMENDMENT NUMBER NINE

TO THE

RAYONIER ADVANCED MATERIALS INC. RETIREMENT PLAN

(As last Amended and Restated Effective as of December 31, 2014)

WHEREAS, Rayonier Advanced Materials Inc. (the "Company") maintains the Rayonier Advanced Materials Inc. Retirement Plan (the "Plan"), which was last amended and restated effective as of December 31, 2014;

WHEREAS, the Company reserves the right pursuant to Article 10 of the Plan to amend the Plan;

WHEREAS, the Company has delegated the authority to amend the Plan to the Company's Pension and Savings Plan Committee (the "Committee");

WHEREAS, the Committee desires to amend the Plan to provide certain members who are not currently receiving benefits the opportunity to elect to receive their benefit in the form of a lump sum during an election period to run from May 29, 2024 to July 19, 2024, (as may be extended by the Committee);

NOW, THEREFORE, the Committee hereby amends the Plan, effective as of May 29, 2024, unless a different date is stated, as follows:

1. A new Section 4.18 shall be added to Article 4 read as follows:

"4.18 Lump Sum Window

(a) A lump sum window shall be established during which a Window Eligible Member may elect to receive a distribution of his benefit in a single lump sum or an immediate annuity payable as of a September 1, 2024 Annuity Starting Date. .

(b) For purposes of this Section 4.18, the term "Window Eligible Member" shall mean a Member (and his surviving spouse or alternate payee(s)) who, as of January 1, 2024, is a terminated Employee and has a vested benefit under the Plan pursuant to Section 4.05 of Article 4, provided the Member's address on file with the Company as of September 1, 2024 is within the United States of America and its Territories;

(c) The term Window Eligible Member, as defined in subsection (b) above, shall not include the following Members:

a) A Member who has been reemployed by the Company as described in Section 3.04 of Article 3, as of September 1, 2024;

b) A Member whose benefit is subject to a qualified domestic relations order (within the meaning of Section 4l4(p) of the Code);

c) An alternate payee under the provisions of a qualified domestic relations order (within the meaning of Section 4l4(p) of the Code);

d) A Member who is required to receive a payment in accordance with Section 4.16(f)(6) of the Article 4;

e) A Member who is required to receive a payment in 2024 in accordance with Section 401(a)(9) of the Code; or

f) A Member who commences receipt of benefits under the provisions of the Plan prior to September 1, 2024.

(d) Notwithstanding any other provision of the Plan to the contrary, a Window Eligible Member will be offered an opportunity to receive distribution of his benefit in a lump sum equal to the present value of the Window Eligible Member's Accrued Benefit at Normal Retirement Date determined as of September 1, 2024 in lieu of any future payment from the Plan. For a Window Eligible Member, such election opportunity will be offered between May 29, 2024 and July 19, 2024, as such period may be extended by the Company (the "Election Period").

For purposes of this Section 4.18(d), the lump sum present value shall be based on the IRS Interest Rate and the IRS Mortality Table, as defined in Section 1.20 and Section 1.21 of Article 1, respectively.

(e) In lieu of an immediate single lump sum payment as described in subsection (6)(d) above, a Window Eligible Member, may receive payment in one of the following forms:

a) If, as of September 1, 2024, the Window Eligible Member has attained either his Early Retirement Date, as defined in Section 1.12 of Article 1 and Section 4.03 of Article 4, or his Normal Retirement Date under Section 1.25 of Article 1, in any form provided under Section 4.06 of Article 4; or

b) For all other Window Eligible Members, in the form of single life annuity or, if married, an actuarially equivalent qualified joint and 50% survivor life annuity or a qualified joint and 75% survivor life annuity based on the IRS Interest Rate and the IRS Mortality Table, as defined in Section 1.20 and Section 1.21 of Article 1, respectively.

(f) A Window Eligible Member must affirmatively consent to any distribution to be made pursuant to this Section 4.18. If the Window Eligible Member is married, the consent of such Member's spouse must be obtained in writing in accordance with the applicable provisions of Section 4.06(c) of Article 4 and applicable law.

(g) The Plan benefit of any Window Eligible Member who does not elect during the Election Period to receive or begin receiving payment of Plan benefits will be determined under the terms of the Plan without regard to the provisions of this Section 4.18.

(h) The Plan Administrator shall establish procedures to permit a Window Eligible Member to make any election permitted by this Section 4.18 and to determine who is a Window Eligible Member for purposes of this Section 4.18. The Plan Administrator shall have the full authority and discretion to make all other determinations necessary or appropriate to implement the election provided for in this Section 4.18.

(i) Effect of Window Eligible Member's Death.

a) If a Window Eligible Member elects an immediate single lump sum payment as described in subsection (a) above and dies before September 1, 2024, any election to receive an immediate single lump sum shall be automatically revoked.

b) If a Window Eligible Member elects an immediate single lump sum payment as described in subsection (a) above and dies on or after September 1, 2024, and before payment is made, the election to receive the single lump sum payment shall remain valid and such payment will be made to the Window Eligible Member's surviving spouse, if any, or to the estate of the Window Eligible Member if the Window Eligible Member does not have a surviving spouse.

c) If a Window Eligible Member who has not otherwise reached an Early or Normal Retirement Date elects an immediate annuity and dies before September 1, 2024, any election to receive an immediate annuity shall be automatically revoked.

d) If a Window Eligible Member who has reached an Early or Normal Retirement Date elects an immediate annuity and dies before September 1, 2024, any election to receive an immediate annuity shall be automatically revoked and the Member's Accrued Benefit shall be paid in accordance with Section 4.07 of Article 4 of the Plan.

(j) All other provisions of the Plan that are consistent with this Section 4.18 shall remain in effect."

2. **Section 1.20 of Article 1 of the Plan shall be amended and restated in its entirety to read as follows effective as of the earlier of May 29, 2024 or the date of execution of this amendment:**

"**1.20. IRS Interest Rate** shall mean the applicable interest rate described in Code Section 417(e) after its amendment by PPA. Specifically, the applicable interest rate shall be the adjusted first, second, and third segment rates applied under the rules similar to the rules of Code Section 430(h)(2)(C) for the third full calendar month (the "Lookback Month") preceding the Stability Period. For this purpose, the first, second, and third segment rates are the first, second, and third segment rates which would be determined under Code Section 430(h)(2)(C) if:

(a) Code Section 430(h)(2)(D) were applied by substituting the average yields for the month described in the preceding paragraph for the average yields for the 24-month period described in such section, and

(b) Code Section 430(h)(2)(G)(i)(II) were applied by substituting "Section 417(e)(3)(A)(ii)(II)" for "Section 412(b)(5)(B)(ii)(II)."

Notwithstanding the provisions of this Section 1.20, the applicable Lookback Month shall be the second full calendar month preceding the Stability Period if (1) the Member's Annuity Starting Date is no later than one year from the earlier of May 29, 2024 or the date of execution of this amendment; and (2) the application of such month will result in a greater Accrued Benefit, as determined under the provisions of Article 4. However, where an Accrued Benefit is to be determined for a Window Eligible Member described in 1.18, the Lookback Month described in the first paragraph of this 1.20 will apply."

3. **A new Section 4.18 shall be added to Appendix D of the Plan to read as follows:**

"**4.18 Lump Sum Window**

(a) A lump sum window shall be established during which a Window Eligible Member may elect to receive a distribution of his benefit in a single lump sum or an immediate annuity payable as of a September 1, 2024 Annuity Starting Date. .

(b) For purposes of this Section 4.18 of Appendix D, the term "Window Eligible Member" shall mean a Member (and his surviving spouse or alternate payee(s)) who, as of January 1, 2024, is a terminated Employee and has a vested benefit under the Plan pursuant to Section 4.05 of Appendix D, provided the Member's address on file with the Company as of September 1, 2024 is within the United States of America and its Territories;

(c) The term Window Eligible Member, as defined in subsection (b) above, shall not include the following Members:

a) A Member who has been reemployed by the Company as of September 1, 2024;

b) A Member whose benefit is subject to a qualified domestic relations order (within the meaning of Section 414(p) of the Code);

c) An alternate payee under the provisions of a qualified domestic relations order (within the meaning of Section 414(p) of the Code);

d) A Member who is required to receive a payment in accordance with Section 4.16(f)(6) of the Article 4 of the Plan;

e) A Member who is required to receive a payment in 2024 in accordance with Section 401(a)(9) of the Code;

f) A Member who is entitled to elect a lump sum payment in accordance with Section 4.17 of Appendix D on account of a permanent facility closure; or

g) A Member who commences receipt of benefits under the provisions of the Plan prior to September 1, 2024.

(d) Notwithstanding any other provision of the Plan to the contrary, a Window Eligible Member will be offered an opportunity to receive distribution of his benefit in a lump sum equal to the present value of the Window Eligible Member's Accrued Benefit at Normal Retirement Date determined as of September 1, 2024 in lieu of any future payment from the Plan. For a Window Eligible Member, such election opportunity will be offered between May 29, 2024 and July 19, 2024, as such period may be extended by the Company (the "Election Period").

For purposes of this Section 4.18(d) of Appendix D, the lump sum present value shall be based on the IRS Interest Rate and the IRS Mortality Table, as defined in Section 1.20 and Section 1.21 of Article 1 of the Plan, respectively.

(e) In lieu of an immediate single lump sum payment as described in subsection 4.18(d) of this Appendix D, a Window Eligible Member, may receive payment in one of the following forms:

a) If, as of September 1, 2024, the Window Eligible Member has attained either his Early Retirement Date, as defined in Section 4.03 of Appendix D, or his Normal Retirement Date under Section 1.25 of Appendix D, in any form provided under Section 4.06 of Appendix D; or

b) For all other Window Eligible Members, in the form of single life annuity or, if married, an actuarially equivalent qualified joint and 50% survivor life annuity or a qualified joint and 75% survivor life annuity based on the IRS Interest Rate and the IRS Mortality Table, as defined in Section 1.20 and Section 1.21 of Article 1 of the Plan, respectively.

(f) A Window Eligible Member must affirmatively consent to any distribution to be made pursuant to this Section 4.18 of Appendix D. If the Window Eligible Member is married, the consent of such Member's spouse must be obtained in writing in accordance with the applicable provisions of Section 4.06(c) of Appendix D and applicable law.

(g) The Plan benefit of any Window Eligible Member who does not elect during the Election Period to receive or begin receiving payment of Plan benefits will be determined under the terms of the Plan without regard to the provisions of this Section 4.18 of Appendix D.

(h) The Plan Administrator shall establish procedures to permit a Window Eligible Member to make any election permitted by this Section 4.18 of Appendix D and to determine who is a Window Eligible Member for purposes of this Section 4.18 of Appendix D. The Plan Administrator shall have the full authority and discretion to make all other determinations necessary or appropriate to implement the election provided for in this Section 4.18 of Appendix D.

(i) Effect of Window Eligible Member's Death.

a) If a Window Eligible Member elects an immediate single lump sum payment as described in subsection (a) above and dies before September 1, 2024, any election to receive an immediate single lump sum shall be automatically revoked.

b) If a Window Eligible Member elects an immediate single lump sum payment as described in subsection (a) above and dies on or after September 1, 2024, and before payment is made, the election to receive the single lump sum payment shall remain valid and such payment will be made to the Window Eligible Member's surviving spouse, if any, or to the estate of the Window Eligible Member if the Window Eligible Member does not have a surviving spouse.

c) If a Window Eligible Member who has not otherwise reached an Early or Normal Retirement Date elects an immediate annuity and dies before September 1, 2024, any election to receive an immediate annuity shall be automatically revoked.

d) If a Window Eligible Member who has reached an Early or Normal Retirement Date elects an immediate annuity and dies before September 1, 2024, any election to receive an immediate annuity shall be automatically revoked and the Member's Accrued Benefit shall be paid in accordance with Section 4.07 of Appendix D.

(j) All other provisions of Appendix D that are consistent with this Section 4.18 of Appendix D shall remain in effect."

4. A new subsection G is added to Section 5 of Appendix F to read as follows:

"G. **Lump Sum Window**

1. A lump sum window shall be established during which a Window Eligible Member may elect to receive a distribution of his benefit in a single lump sum or an immediate annuity payable as of a September 1, 2024 Annuity Starting Date;

2. For purposes of this Section G, the term "Window Eligible Member" shall mean a Member (and his surviving spouse or alternate payee(s)) who, as of January 1, 2024, is a terminated Employee and has a vested benefit under the Plan pursuant to Section 7 of Appendix F, provided the Member's address on file with the Company as of September 1, 2024 is within the United States of America and its Territories;

3. The term Window Eligible Member, as defined in subsection (2) above, shall not include the following Members:

   a) A Member who has been reemployed by the Company as of September 1, 2024;

   b) A Member whose benefit is subject to a qualified domestic relations order (within the meaning of Section 414(p) of the Code);

   c) An alternate payee under the provisions of a qualified domestic relations order (within the meaning of Section 414(p) of the Code);

   d) A Member who is required to receive a payment in accordance with Section 4.16(f)(6) of Article 4 of the Plan;

   e) A Member who is required to receive a payment in 2024 in accordance with Section 401(a)(9) of the Code; or

   f) A Member who commences receipt of benefits under the provisions of the Plan prior to September 1, 2024.

4. Notwithstanding any other provision of the Plan to the contrary, a Window Eligible Member will be offered an opportunity to receive distribution of his benefit in a lump sum equal to the present value of the Window Eligible Member's Accrued Benefit at Normal Retirement Date determined as of September 1, 2024 in lieu of any future payment from the Plan. For a Window Eligible Member, such election opportunity will be offered between May 29, 2024 and July 19, 2024, as such period may be extended by the Company (the "Election Period").

   For purposes of this Section 5G(4) of Appendix F, the lump sum present value shall be based on the IRS Interest Rate and the IRS Mortality Table, as defined in Section 1.20 and Section 1.21 of Article 1 of the Plan, respectively.

5. In lieu of an immediate single lump sum payment as described in Section 5G(4) of Appendix F, a Window Eligible Member, may receive payment in one of the following forms:

   a) If, as of September 1, 2024, the Window Eligible Member has attained either his Early Retirement Date, as defined in Section 4A of Appendix F, or his Normal Retirement Date under Section 4B of Appendix F, in any form provided under Section 5C of Appendix F; or

   b) For all other Window Eligible Members, in the form of single life annuity or, if married, an actuarially equivalent qualified joint and 50% survivor life annuity or a qualified joint and 75% survivor life annuity based on the IRS Interest Rate and the IRS Mortality Table, as defined in Section 1.20 and Section 1.21 of Article 1 of the Plan, respectively.

6. A Window Eligible Member must affirmatively consent to any distribution to be made pursuant to this Section 5G of Appendix F. If the Window Eligible Member is married, the consent of such Member's spouse must be obtained in writing in accordance with the applicable provisions of Section 5C(4)(b) of Appendix F and applicable law.

7. The Plan benefit of any Window Eligible Member who does not elect during the Election Period to receive or begin receiving payment of Plan benefits will be determined under the terms of the Plan without regard to the provisions of this Section 5G of Appendix F.

8. The Plan Administrator shall establish procedures to permit a Window Eligible Member to make any election permitted by this Section 5G of Appendix F and to determine who is a Window Eligible Member for purposes of this Section 5G of Appendix F. The Plan Administrator shall have the full authority and discretion to make all other determinations necessary or appropriate to implement the election provided for in this Section 5G of Appendix F.

9. Effect of Window Eligible Member's Death.

   a) If a Window Eligible Member elects an immediate single lump sum payment as described in Section 5G(1) of Appendix F above and dies before September 1, 2024, any election to receive an immediate single lump sum shall be automatically revoked.

   b) If a Window Eligible Member elects an immediate single lump sum payment as described in Section 5G(1) of Appendix F and dies on or after September 1, 2024, and before payment is made, the election to receive the single lump sum payment shall remain valid and such payment will be made to the Window Eligible Member's surviving spouse, if any, or to the estate of the Window Eligible Member if the Window Eligible Member does not have a surviving spouse.

   c) If a Window Eligible Member who has not otherwise reached an Early or Normal Retirement Date elects an immediate annuity and dies before September 1, 2024, any election to receive an immediate annuity shall be automatically revoked.

   d) If a Window Eligible Member who has reached an Early or Normal Retirement Date elects an immediate annuity and dies before September 1, 2024, any election to receive an immediate annuity shall be automatically revoked and the Member's Accrued Benefit shall be paid in accordance with Section 5D of Appendix F.

10. All other provisions of the Plan that are consistent with this Section 5G of Appendix F shall remain in effect."

5. A new subsection G is added to Section 5 of Appendix G to read as follows:

"G. **Lump Sum Window**

1. A lump sum window shall be established during which a Window Eligible Member may elect to receive a distribution of his benefit in a single lump sum or an immediate annuity payable as of a September 1, 2024 Annuity Starting Date;

2. For purposes of this Section G, the term "Window Eligible Member" shall mean a Member (and his surviving spouse or alternate payee(s)) who, as of January 1, 2024, is a terminated Employee and has a vested benefit under the Plan pursuant to Section 7 of Appendix G, provided the Member's address on file with the Company as of September 1, 2024 is within the United States of America and its Territories;

3. The term Window Eligible Member, as defined in subsection (2) above, shall not include the following Members:

   a) A Member who has been reemployed by the Company as of September 1, 2024;

   b) A Member whose benefit is subject to a qualified domestic relations order (within the meaning of Section 414(p) of the Code);

c) An alternate payee under the provisions of a qualified domestic relations order (within the meaning of Section 414(p) of the Code);

d) A Member who is required to receive a payment in accordance with Section 4.16(f)(6) of Article 4 of the Plan;

e) A Member who is required to receive a payment in 2024 in accordance with Section 401(a)(9) of the Code; or

f) A Member who commences receipt of benefits under the provisions of the Plan prior to September 1, 2024.

4. Notwithstanding any other provision of the Plan to the contrary, a Window Eligible Member will be offered an opportunity to receive distribution of his benefit in a lump sum equal to the present value of the Window Eligible Member's Accrued Benefit at Normal Retirement Date determined as of September 1, 2024 in lieu of any future payment from the Plan. For a Window Eligible Member, such election opportunity will be offered between May 29, 2024 and July 19, 2024, as such period may be extended by the Company (the "Election Period").

   For purposes of this Section 5G(4) of Appendix G, the lump sum present value shall be based on the IRS Interest Rate and the IRS Mortality Table, as defined in Section 1.20 and Section 1.21 of Article 1 of the Plan, respectively.

5. In lieu of an immediate single lump sum payment as described in Section 5G(4) of Appendix G, a Window Eligible Member, may receive payment in one of the following forms:

   c) If, as of September 1, 2024, the Window Eligible Member has attained either his Early Retirement Date, as defined in Section 4A of Appendix G, or his Normal Retirement Date under Section 4B of Appendix G, in any form provided under Section 5C of Appendix G; or

   d) For all other Window Eligible Members, in the form of single life annuity or, if married, an actuarially equivalent qualified joint and 50% survivor life annuity or a qualified joint and 75% survivor life annuity based on the IRS Interest Rate and the IRS Mortality Table, as defined in Section 1.20 and Section 1.21 of Article 1 of the Plan, respectively.

6. A Window Eligible Member must affirmatively consent to any distribution to be made pursuant to this Section 5G of Appendix G. If the Window Eligible Member is married, the consent of such Member's spouse must be obtained in writing in accordance with the applicable provisions of Section 5C(4)(b) of Appendix G and applicable law.

7. The Plan benefit of any Window Eligible Member who does not elect during the Election Period to receive or begin receiving payment of Plan benefits will be determined under the terms of the Plan without regard to the provisions of this Section 5G of Appendix G.

8. The Plan Administrator shall establish procedures to permit a Window Eligible Member to make any election permitted by this Section 5G of Appendix G and to determine who is a Window Eligible Member for purposes of this Section 5G of Appendix G. The Plan Administrator shall have the full authority and discretion to make all other determinations necessary or appropriate to implement the election provided for in this Section 5G of Appendix G.

9. Effect of Window Eligible Member's Death.

   e) If a Window Eligible Member elects an immediate single lump sum payment as described in Section 5G(1) of Appendix G above and dies before September 1, 2024, any election to receive an immediate single lump sum shall be automatically revoked.

   f) If a Window Eligible Member elects an immediate single lump sum payment as described in Section 5G(1) of Appendix G above and dies on or after September 1, 2024, and before payment is made, the election to receive the single lump sum payment shall remain valid and such payment will be made to the Window Eligible Member's surviving spouse, if any,

or to the estate of the Window Eligible Member if the Window Eligible Member does not have a surviving spouse.

g) If a Window Eligible Member who has not otherwise reached an Early or Normal Retirement Date elects an immediate annuity and dies before September 1, 2024, any election to receive an immediate annuity shall be automatically revoked.

h) If a Window Eligible Member who has reached an Early or Normal Retirement Date elects an immediate annuity and dies before September 1, 2024, any election to receive an immediate annuity shall be automatically revoked and the Member's Accrued Benefit shall be paid in accordance with Section 5D of Appendix G.

10. All other provisions of the Plan that are consistent with this Section 5G of Appendix G shall remain in effect."

IN WITNESS WHEREOF, the Pension and Savings Plan Committee of Rayonier Advanced Materials Inc. has caused this Amendment Number Nine to the Rayonier Advanced Materials Inc. Retirement Plan to be executed on the Signature Date below.

RAYONIER ADVANCED MATERIALS INC. RETIREMENT PLAN PENSION AND SAVINGS PLAN COMMITTEE

By: [signature]

Its: CAO + SVP, HR

Date: 5/21/24